____________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 5, 2014

(Date of earliest event reported)

HAUPPAUGE DIGITAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13550	11-3227864
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

91 Cabot Court, Hauppauge, New York 11788

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 434-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed to supplement disclosures with respect to the change in Registrant’s Certifying Accountant, in a Form 8-K filed by the Company on January 31, 2014 and to include a letter from the Company’s former independent registered public accounting firm, attached hereto as Exhibit 16.2.

Item 4.01.  Change in Registrant’s Certifying Accountant

On January 28, 2014 the Board of Directors (the “Board”) of Hauppauge Digital Inc. (“Hauppauge Digital Inc.,” the “Company,” “we,” “our” and “us”) determined to dismiss BDO USA, LLP as the independent registered public accounting firm of the Company.  Effective January 28, 2014, our Board approved the appointment of Grassi & Co. (“Grassi”) as the Company’s new independent registered public accounting firm.

Except as noted in the paragraph immediately below, the reports of BDO USA, LLP on our financial statements for the years ended September 30, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that BDO USA, LLP’s audit report for the years ended September 30, 2013 and 2012 stated that certain conditions raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments to reflect the possible effects that may result should the Company be unable to continue as a going concern.

During the years ended September 30, 2013 and 2012 and through the filing date of this Current Report on Form 8-K, (i) there were no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference to the subject matter of the disagreement in its reports on our financial statements for such periods or any subsequent interim period through the date of this Current Report on Form 8-K, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the years ended September 30, 2013 and 2012 and through the filing date of this Current Report on Form 8-K, neither we nor anyone acting on our behalf consulted with Grassi & Co. with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (ii) any other matters or reportable events of the nature described in Items 304(a)(1)(iv) and (v) of Regulation S-K.

We provided BDO USA, LLP with a copy of the disclosures in this Form 8-K/A and requested that BDO LLP, USA furnish to us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by us in response to Item 304(a) of Regulation S-K.  A copy of the letter, dated January 30, 2014 is filed as Exhibit 16.2 to this Form 8-K/A

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
16.2	Letter from BDO USA, LLP to the Securities and Exchange Commission dated, January 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAUPPAUGE DIGITAL INC.

Date: February 5, 2014	By:	/s/ Gerald Tucciarone
	Name:	Gerald Tucciarone
	Title:	Chief Financial Officer